UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

REALBIZ MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 2078

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2017, RealBiz Media Group, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with EMA Financial, LLC (“EMA”) pursuant to which the Company issued to EMA an 8% convertible note (the “Note”) in the principal amount of $100,000. Pursuant to the terms of the SPA, if the Company issues or sells any shares of common stock or securities convertible into or exercisable for common stock and the terms of such sale are more favorable than the terms contained in any of the Transaction Documents (as defined in the SPA), upon notice to the Company by EMA, the Transaction Documents shall be automatically amended to give EMA the benefit of such more favorable terms. In addition, the Company shall include on its next registration statement all shares of common stock issuable to EMA upon conversion of the Note (the “Conversion Shares”).

On December 21, 2017, the Company issued EMA the Note which accrues interest at a rate of 8% per annum and matures on December 21, 2018. Any amount of principal or interest on the Note which is not paid when due shall bear interest at the rate of twenty-four percent (24%) per annum from the due date thereof until the same is paid. Until such date which is six months after the issuance date of the Note, the Company shall have the right to prepay the Note with a premium of up to 140% of all amounts owed to EMA, which prepayment amount shall be calculated based upon the date the prepayment is made.

All principal and accrued interest on the Note is convertible into shares of the Company’s common stock at the election of EMA at any time at a conversion price equal to the lesser of (i) the closing sale price of the common stock on the Principal Market (as defined in the Note) on the trading day immediately preceding the closing date and (ii) 60% of either the lowest sale price for the Company’s common stock on the Principal Market during the 15 consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower; provided, however, if the Company’s share price at any time loses the bid, then the conversion price may, at EMA’s discretion, be reduced to a fixed conversion price of $0.00001; provided further that, if on the date of delivery of the Conversion Shares or any date thereafter while the Conversion Shares are held by EMA, the closing bid price per share of common stock on the Principal Market on the trading day on which the common stock are traded is less than the sale price per share of common stock on the Principal Market on the trading day used to calculate the conversion price, then such conversion price shall be automatically reduced such that the conversion price shall be recalculated using the new low closing bid price (the “Adjusted Conversion Price”) and EMA shall be issued such number of additional Conversion Shares such that the aggregate number of Conversion Shares EMA shall receive is based upon the Adjusted Conversion Price. If an Event of Default (as defined in the Note) occurs which is not cured, EMA may elect to convert the Note into shares of the Company’s common stock at a conversion price equal to the lesser of (i) the closing sale price of the Company’s common stock on the Principal Market on the trading day immediately preceding the closing date and (ii) 60% of either the lowest sale price for the Company’s common stock on the Principal Market or the closing bid price, whichever is lower. EMA may not convert the Note to the extent that such conversion would result in EMA’s beneficial ownership being in excess of 4.9% of the Company’s issued and outstanding common stock together with all shares owned by EMA and its affiliates (the “Beneficial Ownership Limit”). EMA may, on not less than 61 days’ prior notice to the Company, waive the Beneficial Ownership Limit.

So long as any amount payable pursuant to the Note shall remain outstanding, the Company may not, among other things, without the consent of EMA, (i) pay, declare or set apart for such payment, any dividend or other distribution on shares of capital stock other than dividends on shares of common stock, (ii) make any other payment or distribution in respect of its capital stock except for distributions pursuant to any stockholders’ rights plan, (iii) repurchase or otherwise acquire any shares of capital stock or any warrants, rights or options to purchase or acquire any such shares, (iv) (A) create, incur, assume, guarantee or otherwise become liable upon any obligation or suffer to exist any liability for borrowed money except (x) debt in existence on or prior to the closing date of the transactions contemplated by the Transaction Documents or (y) indebtedness to trade creditors or financial institutions incurred in the ordinary course of business or (B) enter into, create or incur any liens, claims or encumbrances of any kind, on or with respect to any of its property or assets now owned or hereafter acquired, (v) sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business and (vi) lend money, give credit or make advances except loans, credits or advances in existence on or prior to the closing date of the transactions contemplated by the Transaction Documents.

The foregoing description of the SPA and Note do not purport to be complete and are qualified in their entirety by reference to the full text of the form of SPA and form of Note, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. The Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and issued in reliance on the exemption from registration under the Securities Act of 1933, as amended, afforded by Section 4(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Securities Purchase Agreement by and between the Company and EMA Financial, LLC

10.2	Form of Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealBiz Media Group, Inc.

Dated: January 4, 2018	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer